UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) January 14, 2009 (January 12, 2009)
NABORS INDUSTRIES LTD.
(Exact name of registrant as specified in its charter)

Bermuda	000-49887	980363970
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

Mintflower Place
8 Par-La-Ville Road
Hamilton, HM08
Bermuda	N/A
(Address of principal executive offices)	(Zip Code)
(441) 292-1510
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On January 7, 2009, Nabors Industries, Inc. (“Nabors”), a wholly owned subsidiary of Nabors Industries Ltd. (the “Company”), and the Company entered into a purchase agreement (the “Purchase Agreement”) under which Nabors agreed to sell $1.125 billion aggregate principal amount of its 9.25% Senior Notes due 2019 (the “Notes”) to Goldman, Sachs & Co., UBS Securities LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Howard Weil Incorporated, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Tudor, Pickering, Holt & Co. Securities, Inc. and Wells Fargo Securities, LLC (collectively, the “Initial Purchasers”). The Notes are fully and unconditionally guaranteed by the Company. A copy of the Purchase Agreement is included in this Form 8-K as Exhibit 4.1, is incorporated herein by reference, and is hereby filed; it should be read in its entirety for a complete description of its provisions and the summary in this report is qualified in its entirety by the text of such provisions.
     The closing of the sale of the Notes occurred on January 12, 2009. Nabors sold the Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Initial Purchasers then sold the Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A and Regulation S under the Securities Act. Nabors relied on these exemptions from registration based in part on representations made by the Initial Purchasers in the Purchase Agreement.
     The Notes are governed by an indenture, dated as of January 12, 2009 (the “Indenture”), among Nabors, as issuer, the Company, as guarantor, and Wells Fargo Bank, National Association, as trustee (the “Trustee”). A copy of the Indenture is included in this Form 8-K as Exhibit 4.2, is incorporated herein by reference, and is hereby filed; the Indenture and the Notes should be read in their entirety for a complete description of their provisions and the summaries in this report are qualified in their entirety by the text of such provisions.
     In connection with the issuance of the Notes, on January 12, 2009, Nabors, the Company and the Initial Purchasers entered into a registration rights agreement (the “Registration Rights Agreement”) requiring Nabors and the Company to file a registration statement with the SEC to register an offer to exchange the Notes for registered notes with substantially identical terms, by July 12, 2009. A copy of the Registration Rights Agreement is included in this Form 8-K as Exhibit 4.3, is incorporated herein by reference, and is hereby filed; it should be read in its entirety for a complete description of its provisions and the summary in this report is qualified in its entirety by the text of such provisions.
     The Notes will bear interest at a rate of 9.25% per year payable semiannually in arrears in cash on January 15 and July 15 of each year, beginning on July 15, 2009. The Notes will mature on January 15, 2019.
     In the event of a Change of Control Triggering Event (as defined in the Indenture governing the Notes), the holders of the Notes may require Nabors to purchase all or a portion of their notes at a purchase price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any. The Notes are redeemable in whole or in part at any time at the option of Nabors at a redemption price, plus accrued and unpaid interest, as specified in the Indenture.
     The Notes will rank equal in right of payment to all of Nabors’ other existing and future senior unsubordinated indebtedness. The Notes will rank senior in right of payment to all of Nabors’ existing and future senior subordinated and subordinated indebtedness. The Company’s guarantee of the Notes will be unsecured and will rank equal in right of payment to all of the Company’s unsecured and unsubordinated indebtedness from time to time outstanding.
     Nabors received net proceeds, before expenses, of approximately $1.1 billion from the sale of the Notes on January 12, 2009.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off—Balance Sheet Arrangement of a Registrant.
     On January 12, 2009, Nabors issued $1.125 billion aggregate principal amount of Notes. Nabors offered and sold the Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Initial Purchasers then sold the Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A and Regulation S under the Securities Act.
     The Notes will bear interest at a rate of 9.25% per year, payable semiannually in arrears in cash on January 15 and July 15 of each year, beginning on July 15, 2009. The Notes will mature on January 15, 2019.
     In the event of a Change of Control Triggering Event (as defined in the Indenture governing the Notes), the holders of the Notes may require Nabors to purchase all or a portion of their notes at a purchase price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any. The Notes are redeemable in whole or in part at any time at the option of Nabors at a redemption price, plus accrued and unpaid interest, as specified in such Indenture.
     The Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.
     Additional terms and conditions are contained in Item 1.01 and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Document Description

4.1	Purchase Agreement, dated January 7, 2009, among Nabors Industries, Inc., Nabors Industries Ltd., Goldman, Sachs & Co., UBS Securities LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Howard Weil Incorporated, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Tudor, Pickering, Holt & Co. Securities, Inc. and Wells Fargo Securities, LLC.

4.2	Indenture related to the Senior Notes due 2019, dated as of January 12, 2009, among Nabors Industries, Inc., Nabors Industries Ltd. and Wells Fargo Bank, National Association, as trustee (including form of 9.25% Senior Note due 2019).

4.3	Registration Rights Agreement, dated as of January 12, 2009, among Nabors Industries, Inc., Nabors Industries Ltd., Goldman, Sachs & Co., UBS Securities LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Howard Weil Incorporated, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Tudor, Pickering, Holt & Co. Securities, Inc. and Wells Fargo Securities, LLC.

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 14, 2009	Nabors Industries Ltd.
/s/ Mark Andrews
Mark Andrews
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Document Description

4.1	Purchase Agreement, dated January 7, 2009, among Nabors Industries, Inc., Nabors Industries Ltd., Goldman, Sachs & Co., UBS Securities LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Howard Weil Incorporated, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Tudor, Pickering, Holt & Co. Securities, Inc. and Wells Fargo Securities, LLC.

4.2	Indenture related to the Senior Notes due 2019, dated as of January 12, 2009, among Nabors Industries, Inc., Nabors Industries Ltd. and Wells Fargo Bank, National Association, as trustee (including form of 9.25% Senior Note due 2019).

4.3	Registration Rights Agreement, dated as of January 12, 2009, among Nabors Industries, Inc., Nabors Industries Ltd., Goldman, Sachs & Co., UBS Securities LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Howard Weil Incorporated, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Tudor, Pickering, Holt & Co. Securities, Inc. and Wells Fargo Securities, LLC.

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